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

Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Oct 31, 1999
Current Due Period Ending                           Nov 30, 1999
Prior Distribution Date                             Nov 12, 1999
Distribution Date                                   Dec 14, 1999
Beginning Trust Principal Receivables           3,893,403,112.36
Average Principal Receivables                   4,177,090,757.73
FC&A Collections (Includes Recoveries)             68,281,240.98
Principal Collections                             135,825,612.99
Additional Balances                                56,164,070.48
Net Principal Collections                          79,661,542.51
Defaulted Amount                                   32,644,632.55
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,724,994.00

Beginning Participation Invested Amount           435,688,912.62
Beginning Participation Unpaid Principal          435,688,912.62
Balance
Ending Participation Invested Amount              423,974,885.29
Ending Participation Unpaid Principal Balance     423,974,885.29

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 435,688,912.62
Numerator for Fixed Allocation                    447,133,064.50
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)
Applicable Allocation Percentage                        10.4304%
Investor FC&A Collections                           7,122,033.34

Series Participation Interest Default Amount
Numerator for Floating Allocation                 435,688,912.62
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)
Floating Allocation Percentage                          10.4304%
Series Participation Interest Default Amount        3,404,978.56


Principal Allocation Components
Numerator for Floating Allocation                 435,688,912.62
Numerator for Fixed Allocation                    447,133,064.50
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.7500%
(c) Rate Sufficient to Cover Interest, Yield             5.1160%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          435,688,912.62
Principal Balance
(e) Actual days in the Interest Period                        32
Series Participation Monthly Interest, [a*d*e]      2,614,133.48

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          11,714,027.33
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       8,309,048.77
or e]
(b) prior to Accelerated Amort. Date or not         8,309,048.77
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      10.4304%
(d) Net Principal Collections                      79,661,542.51
(e) after Accelerated Amort Date or Early Amort    14,539,335.17
Period, [f*g]
(f) Fixed Allocation Percentage                         10.7044%
(g) Collections of Principal
                                                  135,825,612.99

(h) Minimum Principal Amount, [Min(i,l)]            6,180,177.52
(i)  Floating Allocation Percentage of             14,167,208.01
Principal Collections
(j)  2.2% of the Series Participation Interest      9,585,156.08
Invested Amount
(k) Series Participation Interest Net Default       3,404,978.56
Payment Amount
(l)  the excess of (j) over (k)                     6,180,177.52

(m) Series Participation Interest Net Default       3,404,978.56
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     7,122,033.34
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,614,133.48
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,404,978.56
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  726,148.19
Excess [Sec. 4.11(a)(vi)]                             376,773.11

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  935,731,458.81

Seller's Interest Percentage                              23.02%

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

Series 1997-1
Owner Trust
Calculations
Due Period     Nov 30, 1999
Ending
Payment Date   Dec 15, 1999

Calculation of
Interest
Expense

Index (LIBOR)                  5.400000%
Accrual end date               Dec 15, 1999
Accrual beginning date         November 15, 1999
and days in Interest Period    30
                  Class A-1   Class A-2   Class A-3    Class B Certificates   Overcoll
                                                                              Amount
Beginning       226,465,082  43,568,891  56,639,559  41,390,447  30,498,224  37,126,710
Unpaid
Principal
Balance
Previously             0.00        0.00        0.00        0.00        0.00
unpaid
interest/yield
Spread to            0.125%      0.250%      0.350%      0.650%      1.000%
index
Rate (capped      5.525000%   5.650000%   5.750000%   6.050000%   6.400000%
at 12.5%, 14%,
14%, 14%, 15%)
Interest/Yield    1,042,683     205,137     271,398     208,677     162,657
Payable on the
Principal
Balance
Interest on            0.00        0.00        0.00        0.00        0.00
previously
unpaid
interest/yield
Interest/Yield    1,042,683     205,137     271,398     208,677     162,657
Due
Interest/Yield    1,042,683     205,137     271,398     208,677     162,657
Paid

Summary

Beginning
Security        226,465,082  43,568,891  56,639,559  41,390,447  30,498,224  37,126,710
Balance
Beginning
Adjusted        226,465,082  43,568,891  56,639,559 41,390,447  30,498,224
Balance
Principal Paid
                  6,088,910   1,171,403   1,522,824   1,112,833     819,982   1,088,845
Ending
Security        220,376,172  42,397,489  55,116,735  40,277,614  29,678,242  36,128,634
Balance
Ending
Adjusted        220,376,172  42,397,489  55,116,735  40,277,614  29,678,242
Balance
Ending                                                             7.0000%
Certificate
Balance as %
Participation
Interest
Invested
Amount
Targeted
Balance         220,466,940  42,397,489  55,116,735  40,277,614  29,678,242
Minimum
Adjusted                     16,000,000  20,800,000  15,200,000  11,200,000  13,600,000
Balance
Certificate
Minimum                                                           4,282,570
Balance
Ending OC
Amount as                                                                    27,819,002
Holdback
Amount



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Ending OC
Amount as                                                                     8,309,632
Accelerated
Prin Pmts

Beginning Net          0.00        0.00        0.00        0.00        0.00        0.00
Charge offs
Reversals              0.00        0.00        0.00        0.00        0.00        0.00
Charge offs            0.00        0.00        0.00        0.00        0.00        0.00
Ending Net             0.00        0.00        0.00        0.00        0.00        0.00
Charge Offs

Interest/Yield   $1.4291159  $4.2736846  $4.3493252  $4.5762465  $4.8409878
Paid per $1000
Principal Paid   $8.3455455 $24.4042235 $24.4042237 $24.4042235 $24.4042238
per $1000

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Series 1997-1  Owner Trust Calculations
Due Period                                         November 1999
Payment Date                                        Dec 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       11,714,027.33
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          90,768.52

Series Participation Interest Monthly Interest      2,614,133.48

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,042,682.98
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           205,136.86
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           271,397.89
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             208,676.84
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        162,657.19
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      5,998,141.49
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,171,402.73
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,522,823.56
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,112,832.59
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       819,981.92
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,088,845.04
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            90,768.52
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             632,813.20
Certificate - Sec. 3.05(a)(vii)


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


Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,088,845.04
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           90,768.52
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       998,076.52
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            8,199.82

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